UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-04244

SOUND SHORE FUND, INC.
Three Canal Plaza, Suite 600
Portland, Maine 04101

T. Gibbs Kane, Jr., President
8 Sound Shore Drive
Greenwich, Connecticut 06830

Date of fiscal year end: December 31

Date of reporting period: January 1, 2017 – December 31, 2017

Item 1.  Reports to Stockholders.

December 31, 2017
Dear Investor:

The Sound Shore Fund Investor (SSHFX) and Institutional (SSHVX) classes posted strong 2017 gains of 16.22% and 16.40%, respectively.  Results for the year were ahead of the Russell 1000 Value Index (Russell Value), which rose 13.66%, and trailed the Standard & Poor's 500 Index (S&P 500) which was up 21.83%.  Year-to-date returns included 4th quarter gains for SSHFX of 4.27% and for SSHVX of 4.31%, which trailed both the Russell Value's 5.33% and the S&P 500's 6.64%.
We are required by the SEC to say that:  Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  The Fund's Investor Class 1, 5, and 10-year average annual total returns for the period ended December 31, 2017 were 16.22%, 14.89%, and 7.44%, respectively.  The Fund's Institutional Class 1, 5, and 10-year average annual total returns for the period ended December 31, 2017 were 16.40%, 15.09%, and 7.63%, respectively.  Fund returns assume the reinvestment of all dividend and capital gain distributions.  As stated in the current prospectus, the total annual operating expense ratio (gross) is 0.91% for the Investor Class and 0.82% for the Institutional Class. The net expense ratio for the Institutional Class is 0.75% pursuant to an expense limitation agreement between the Adviser and the Fund. This agreement is in effect until at least May 1, 2018.  Subsequently, for the fiscal year ended December 31, 2017, the total annual operating expense ratio for the Investor Class was 0.90%.  The performance for the Institutional Class prior to its inception on 12/9/13 is based on the performance of the Investor Class, adjusted to reflect the lower expense ratio of the Institutional Class (net of expense reimbursements).  For the most recent month-end performance, please visit the Fund's website at www.soundshorefund.com.
A $10,000 investment in shares of the Investor Class made at the Fund's inception 31 years ago, with dividends reinvested, would have grown to $315,570 through December 31, 2017, as shown in the chart below.

As the Fund's adviser, Sound Shore Management, Inc., commemorates its 40th year of value investing for clients in 2018, we would like to take the opportunity to reiterate our belief that real value is driven by a consistent, long-term approach to investing.  To that end, we highlight that the Sound Shore Fund's 30 year cumulative return through December 31, 2017 was 2,470% versus 2,104% for the Russell 1000 Value, 2,010% for the S&P 500 Index and 1,374% for the Morningstar Large Cap Value Fund universe.  It is notable that this same 30 year period includes 12 market corrections (-10% or greater) with an average duration of 6.6 months.
More generally, equity markets advanced briskly last year as investors were encouraged by a solid global economy and the best corporate earnings growth in 6 years.  Nine of eleven S&P 500 sectors posted double-digit gains, with only energy and telecommunications finishing lower.  Digging a little deeper, large cap stocks led performance for the broad indices, as evidenced by the 293 basis point lag of the S&P 500 equally-weighted index versus its better-known capitalization-weighted cousin.
Through 2017, Sound Shore's returns were increasingly driven by underlying stock-specific factors.  For example, our diverse lineup of top five contributors all advanced more than 35% and hailed from different industries:  Semiconductor equipment maker Applied Materials, diversified financial Bank of America, discount retailer Wal-Mart, software provider Microsoft, and lab supplier Thermo Fisher.  These strong performers all proved to be sector winners, and grew earnings and cash flow against the backdrop of disruptive change.
Our investment in Wal-Mart, which gained 47% in 2017 and far outdistanced its lagging retail peers, is a great case study.  We started our holding in late 2016 when the stock was valued below normal at 14 times earnings, and after it had underperformed the market for several years.  At the time, investors were uncertain about Wal-Mart's competitive position especially given a rapidly changing online retail marketplace.  By contrast, through our research we concluded that new management's omni-channel strategy, which included key e-commerce acquisitions and personnel hires, could combine with its unrivalled customer footprint to drive better than expected earnings and cash flow.  In addition, steps to lower capital spending, rationalize stores, and control working capital suggested upside to returns on capital.  During the past 12 months, Wal-Mart sales have posted sequential improvement including the best same-store comp in three years in the most recent quarter.  Despite its advance, we believe consensus forecasts continue to have upside and the stock remains a holding.
Similarly, contract manufacturer Flex performed well for the year as it also benefitted from an "on the run" change to its business model.  Flex has been a long-term holding with our average purchase valued at less than 7 times earnings.  Originally an electronics-focused outsource manufacturer with highly cyclical cash flows, Flex has evolved its customer base toward the capital goods and retail companies, now including a significant partnership with Nike to help them more efficiently produce footwear.  Having successfully recast itself as a longer-cycle, "new industrial," Flex's stock has benefitted from more stable and diversified cash flows, and more consistent revenue growth.  As well, Flex management has proven to be shareholder oriented, using the company's ample free cash to reduce shares outstanding by over one-third since 2009.  Even after its 2017 and longer term gains, we believe Flex is still an attractive risk reward at just 15 times earnings.

Meanwhile, our process continually forces us to re-evaluate portfolio holdings in order to confirm that our investment theses remain on track.  For example, we raised our holding of integrated natural gas producer Antero as it declined with sluggish 2017 end markets.  Antero's long-term strengths include its low cost Appalachian production, price hedges through 2020, and a return on capital focused management.  Antero is also the largest North American producer of natural gas liquids (ethane and propane), products which are rapidly growing with the US petrochemical industry.  Valued below book value, we believe Antero's risk/reward remains attractive.
As well, we added to our position in Capital One as it lagged earlier in the year.  This credit card issuer has been a long-term holding that we originally bought for 6 times forward earnings and below book value.  The stock underperformed for much of 2017 due to uncertainty over its credit trends.  Our analysis, however, revealed slowing delinquencies and peaking credit costs, and provided the basis for us to invest further.  As the market regained confidence, shares rebounded off their September low and rallied through year end.  We continue to view Capital One as undervalued at 10 times forward earnings with considerable capital return to investors.  Driven by above average growth in its consumer credit businesses and technology advances well ahead of peers, management has invested for the future and positioned the company well for the changing dynamics in banking.
Looking ahead, many of the elements recently driving more bottom-up stock performance appear poised to continue:  Global economies are on firmer footing, interest rates and inflation are edging higher, and the private sector is displacing central banks as the economic engine.  Sound Shore's one-stock-at-a-time investment process should be well positioned for this environment and, indeed, we continue to surface a normal flow of inexpensive, out of favor stocks for investment consideration.
Notably, this more idiosyncratic stock market backdrop appears to stand in contrast to the recent record fund flows moving to passive strategies from active.  As stock markets evolve toward a new active/passive equilibrium, it will be imperative for active investors to more than earn their fees – certainly a reasonable mandate from clients.
For 40 years, Sound Shore Management has been extoling the virtues of a focused, long term investment strategy and portfolio.  However, the desire to mitigate risk has led some investors to own too many stocks while paying too much for little or no alpha.  A recent study published and available on the CFA Institute website (www.cfainstitute.org) titled "What Free Lunch? The Costs of Overdiversification," addresses this issue.  "Hiring too many managers can significantly reduce active risk, leaving the plan with high fees and limited ability to outperform a policy benchmark.  We review the number of external investment strategies held by the largest US public and corporate pension funds.  Our analysis shows that most large pension funds are overdiversified, allowing us to suggest a simpler framework for moving forward."
A number of Sound Shore Management's clients have been ahead of this phenomenon, shrinking the number of managers in their portfolios.  In doing so, they have increased the portfolio's chance to outperform by focusing on concentrated, high-conviction active managers.  At the same time, they lowered investment costs by recognizing economies through larger investments with fewer managers and simplified their portfolios.  We are committed to a partnership with clients where Sound Shore is an integral component of their long-term goal to improve investment outcomes.

We thank our investors, many of whom have been with us for more than a decade, for their commitment, and look forward to continuing to earn their confidence.  Many thanks as always for your investment alongside ours.
Sincerely,
SOUND SHORE FUND

Harry Burn, III
John P. DeGulis
T. Gibbs Kane, Jr.
Co-Portfolio Managers

Important Information
The Standard & Poor's 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe.  It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.  It is not possible to invest directly in an Index.
An investment in the Fund is subject to risk, including the possible loss of principal amount invested. Mid Cap Risk:  Securities of medium sized companies may be more volatile and more difficult to liquidate during market downturns than securities of large, more widely traded companies. Foreign Securities Risk:  The Fund may invest in foreign securities primarily in the form of American Depositary Receipts. Investing in the securities of foreign issuers also involves certain special risks, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S including increased risks of adverse issuer, political, regulatory, market or economic developments, changes in currency rates and in exchange control regulations.  The Fund is also subject to other risks, including, but not limited to, risks associated with value investing.
The views in this letter were those of the Fund managers as of 12/31/17 and may not necessarily reflect their views on the date this letter is first published or anytime thereafter.

Investment and Performance Comparison (Unaudited)
The following chart reflects a ten-year comparison in the change in value of a hypothetical $10,000 investment in shares of the Investor Class of the Fund, including reinvested dividends and distributions, with a broad-based securities market index. The Standard and Poor's 500 Index (the "S&P 500") is a market-weighted index composed of 500 large capitalization companies and reflects the reinvestment of dividends and distributions. The Fund is professionally managed, while the S&P 500 is unmanaged and is not available for investment. The return of the S&P 500 excludes the effect of any expenses, which have been deducted from the Fund's return. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance cannot predict nor guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results of an investment made today may differ substantially from the Fund's historical performance. Current performance may be lower or higher than the performance data quoted.

AVERAGE ANNUAL TOTAL RETURN as of December 31, 2017
	One Year	Five Years	Ten Years
Sound Shore Fund, Inc. Fund – Investor Class	16.22%	14.89%	7.44%
Sound Shore Fund, Inc. Fund – Institutional Class[1]	16.40%	15.09%	7.63%
S&P 500 Index	21.83%	15.79%	8.50%

[1]
Performance information for the Institutional Class, prior to the commencement of operations on December 9, 2013, is based on the performance of the Investor Class, and adjusted for the lower expenses applicable to the Institutional Class. As stated in the current prospectus, dated May 1, 2017, the total annual fund operating expense ratio (gross) is 0.91% for the Investor Class and 0.82% for the Institutional Class. Subsequently for the fiscal year ended December 31, 2017, the total annual operating expense ratio (gross) for the Investor Class was 0.90% and 0.81% for the Institutional Class, as shown in the financial highlights. The Institutional Class' net expense ratio is 0.75% since the Fund Adviser has agreed to reimburse essentially all of the ordinary expenses in excess of 0.75%. This agreement is in effect until at least May 1, 2018. For more information about expense reimbursements please see the Notes to Financial Statements.

SOUND SHORE FUND, INC.
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2017

	Share Amount	Value
Common Stock (97.7%) (a)
Consumer Discretionary (5.1%)
CBS Corp., Class B	953,950	$56,283,050
The Goodyear Tire & Rubber Co.	1,590,700	51,395,517
		107,678,567
Consumer Staples (2.8%)
Wal-Mart Stores, Inc.	603,850	59,630,188

Energy (11.7%)
Antero Resources Corp. (b)	3,436,500	65,293,500
BP PLC, ADR	1,214,750	51,055,942
Occidental Petroleum Corp.	871,450	64,191,007
Total SA, ADR	1,222,800	67,596,384
		248,136,833

See Notes to Financial Statements.

SOUND SHORE FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
DECEMBER 31, 2017

Share Amount	Value

Financials (24.5%)
Aon PLC	352,700	$47,261,800
Bank of America Corp.	3,162,950	93,370,284
Berkshire Hathaway, Inc., Class B (b)	300,200	59,505,644
Capital One Financial Corp.	767,900	76,467,482
Chubb, Ltd.	432,000	63,128,160
Citigroup, Inc.	1,134,200	84,395,822
Marsh & McLennan Cos., Inc.	498,400	40,564,776
MetLife, Inc.	1,123,700	56,814,272
		521,508,240
Health Care (8.8%)
Merck & Co., Inc.	1,152,500	64,851,175
Pfizer, Inc.	1,824,950	66,099,689
Thermo Fisher Scientific, Inc.	302,200	57,381,736
		188,332,600
Industrials (8.3%)
Delta Air Lines, Inc.	1,032,600	57,825,600
Fluor Corp.	1,160,000	59,914,000
Pentair PLC	843,200	59,546,784
		177,286,384
Information Technology (26.8%)
Alphabet, Inc., Class A (b)	46,025	48,482,735
Applied Materials, Inc.	929,700	47,526,264
First Data Corp., Class A (b)	4,104,600	68,587,866
Flex, Ltd. (b)	3,782,150	68,040,878
Intel Corp.	1,170,500	54,030,280
Keysight Technologies, Inc. (b)	1,250,450	52,018,720
Micro Focus International PLC, ADR (b)	1,314,000	44,137,260
Micron Technology, Inc. (b)	948,250	38,992,040
Microsoft Corp.	634,500	54,275,130
Oracle Corp.	1,239,850	58,620,108
Sabre Corp.	1,789,800	36,690,900
		571,402,181
Materials (5.1%)
Freeport-McMoRan, Inc. (b)	1,931,450	36,620,292
International Paper Co.	1,248,850	72,358,369
		108,978,661
Telecommunication Services (2.9%)
Vodafone Group PLC, ADR	1,937,200	61,796,680

See Notes to Financial Statements.

SOUND SHORE FUND, INC.
SCHEDULE OF INVESTMENTS (Concluded)
DECEMBER 31, 2017

Share Amount	Value
Utilities (1.7%)
Exelon Corp.	941,050	$37,086,781

Total Common Stock (97.7%) (cost $1,551,697,193)		2,081,837,115

Short-Term Investments (2.6%)
Money Market Fund (2.6%)
Morgan Stanley Institutional Liquidity Funds Government Portfolio, Institutional Class, 1.20%(c)	55,332,098	55,332,098
Total Short-Term Investments (2.6%) (cost $55,332,098)		55,332,098

Investments, at value (100.3%) (cost $1,607,029,291)	$2,137,169,213
Liabilities Less Other Assets (-0.3%)	(5,950,236)
Net Assets (100.0%)	$2,131,218,977

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	Percentage disclosed reflects the money market fund's institutional class shares 7-day yield as of December 31, 2017.
ADR	American Depositary Receipt
PLC	Public Limited Company

See Notes to Financial Statements.

SOUND SHORE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2017

ASSETS
. Investments, at value (Cost $1,607,029,291)	$2,137,169,213
Receivables:
Capital shares sold	2,358,796
Dividends	4,127,751
Foreign tax reclaims	242,049
Prepaid expenses	68,899
Total Assets	2,143,966,708

LIABILITIES
Payables:
Capital shares redeemed	10,009,484
Investments purchased	1,153,751
Accrued liabilities:
Advisory fees	1,338,402
Administrator fees	22,588
Transfer agent fees and expenses	130,412
Custodian fees	22,163
Compliance and Treasurer Services fees	12,865
Professional fees	22,000
Other accrued liabilities	36,066
Total Liabilities	12,747,731
Net Assets	$2,131,218,977

COMPONENTS OF NET ASSETS
Common stock, at Par Value	$46,381
Paid-in Capital	1,602,806,236
Undistributed net investment income	152,555
Accumulated net realized loss on investments	(1,926,117)
Net unrealized appreciation on investments	530,139,922
Net Assets	$2,131,218,977

NET ASSET VALUE
Net Assets - Investor Class Shares	$1,365,921,721
Shares Outstanding -Investor Class Shares (100,000,000 shares authorized, par value $0.001)	29,765,247
Net Asset Value (offering & redemption price per share) - Investor Class Shares	$45.89
Net Assets - Institutional Class Shares	765,297,256
Shares Outstanding -Institutional Class Shares (100,000,000 shares authorized, par value $0.001)	16,616,236
Net Asset Value (offering & redemption price per share) - Institutional Class Shares	$46.06

See Notes to Financial Statements.

SOUND SHORE FUND, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2017

INVESTMENT INCOME
Income:
Dividends (net of foreign withholding taxes of $44,345) .	$40,876,503
Total Income	40,876,503

Expenses:
Advisory fees (Note 3)	15,501,546
Administrator fees	256,693
Transfer agent fees and expenses - Investor Class Shares	1,445,146
Transfer agent fees and expenses - Institutional Class Shares	40,849
Custodian fees	129,185
Compliance and Treasurer Services fees (Note 3)	155,587
Directors' fees and expenses (Note 3)	168,017
Professional fees	118,216
Registration fees - Investor Class Shares	33,004
Registration fees - Institutional Class Shares	39,430
Printing and postage fees - Investor Class Shares	76,574
Printing and postage fees - Institutional Class Shares	20,745
Miscellaneous	146,028
Total Expenses	18,131,020
Expense Reimbursements - Investor Class Shares (Note 3)	(397,095)
Net Expenses	17,733,925
Net Investment Income	23,142,578

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	208,494,216
Net change in unrealized appreciation (depreciation) on investments	79,123,421
Net realized and unrealized gain on investments	287,617,637
Net increase in net assets from operations	$310,760,215

See Notes to Financial Statements.

SOUND SHORE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31,
	2017	2016
Operations:
Net investment income	$23,142,578	$20,376,917
Net realized gain on investments sold	208,494,216	113,694,715
Net change in unrealized appreciation (depreciation) on investments	79,123,421	124,381,932
Increase in net assets from operations	310,760,215	258,453,564
Dividends to shareholders from net investment income:
Investor Class Shares	(14,857,273)	(15,038,706)
Institutional Class Shares	(8,221,795)	(5,384,090)
Distributions to shareholders from net realized gain:
Investor Class Shares	(133,474,549)	(84,659,830)
Institutional Class Shares	(75,019,661)	(28,641,971)
Total dividends/distributions to shareholders	(231,573,278)	(133,724,597)
Net capital share transactions (Note 6):
Investor Class Shares	(165,369,287)	(91,273,490)
Institutional Class Shares	253,243,617	17,314,890
Total capital share transactions	87,874,330	(73,958,600)
Total increase	167,061,267	50,770,367
Net assets:
Beginning of the year	1,964,157,710	1,913,387,343
End of the year (Including accumulated undistributed net investment income of $152,555 and $89,049, respectively)	$2,131,218,977	$1,964,157,710

See Notes to Financial Statements.

SOUND SHORE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

1. Organization
Sound Shore Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on February 19, 1985 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "Act"). The investment objective of the Fund is growth of capital. The Fund qualifies as an investment company as defined in the Financial Accounting Standards Codification 946 — Financial Services — Investment Companies.
The total number of shares of common stock which the Fund is authorized to issue is 200,000,000, par value $0.001 per share of which 100,000,000 shares are designated to the Investor Class and 100,000,000 shares are designated to the Institutional Class. The Board of Directors (the "Board") may, without shareholder approval, classify or reclassify any unissued shares into other classes or series of shares.
Each share of the Fund has equal dividend, distribution, liquidation and voting rights (except as to matters relating exclusively to one class of shares), and fractional shares have those rights proportionately.
2. Significant Accounting Policies
These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent liabilities, if any, at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.
The following represents the significant accounting policies of the Fund:
a. Security Valuation
Exchange-traded securities including those traded on the National Association of Securities Dealers' Automated Quotation system ("NASDAQ"), are valued at the last quoted sale price or official closing price as provided by independent pricing services as of the close of trading on the system or exchange on which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked prices. Non-exchange-traded securities for which over-the-counter market quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Investments in other open-end regulated investment companies are valued at their publicly traded net asset value ("NAV").
The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available (including a short and temporary lapse in the provision of a price by the regular pricing source) or, if in the judgment of the Adviser, as defined in Note 3, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: (i) only a bid price or an asked price is available, (ii) the spread between the bid price and the asked price is substantial, (iii) the frequency of sales, (iv) the thinness of the market, (v) the size of reported trades, and (vi) actions of the securities markets, such as the suspension or limitation of trading. Fair valuation is based on subjective factors and, as a result, the fair value price of a security may differ from the security's market price and may not be the price at which the security may be sold. Fair valuation could result in a NAV different from one determined by using market quotations.

SOUND SHORE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2017

Valuation inputs used to determine the value of the Fund's investments are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical assets
Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Pursuant to the valuation procedures noted previously, equity securities (including exchange-traded securities and other open-end regulated investment companies) are generally categorized as Level 1 securities in the fair value hierarchy. Investments for which there are no quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.
The following table summarizes the Fund's investments categorized in the fair value hierarchy as of December 31, 2017:

Security Type	Level 1	Level 2	Level 3	Total Investments in Securities
Common Stock	$2,081,837,115	-	-	$2,081,837,115
Short-Term Investments	55,332,098	-	-	55,332,098
Total Investments	$2,137,169,213	$-	$-	$2,137,169,213

At December 31, 2017, all equity securities and open-end regulated investment companies were included in Level 1 in the table above. Please refer to the Schedule of Investments to view equity securities categorized by sector/industy type.
The Fund's policy is to disclose transfers between Levels based on valuations at the end of the reporting period. There were no transfers between Levels as of December 31, 2017, based on the valuation input Levels on December 31, 2016.
b. Security Transactions, Investment Income and Expenses
Security transactions are recorded on a trade date basis. Realized gain and loss on investments sold are recorded on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding tax, which is accrued as applicable. Investment income, realized and unrealized gains and losses and certain Fund-level expenses are allocated to each class based on relative average daily net assets. Certain expenses are incurred at the class level and charged directly to that particular class. Class level expenses are denoted as such on the Fund's Statement of Operations.

SOUND SHORE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2017

c. Dividends and Distributions to Shareholders
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per-share dividend rates are generally due to class-specific fee waivers and expenses. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Capital gains, if any, are distributed to shareholders at least annually. The Fund determines its net investment income and capital gains distributions in accordance with income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gains on various securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund. To the extent distributions exceed net investment income and net realized capital gains for tax purposes, they are reported as a return of capital.
d. Federal Taxes
The Fund intends to qualify each year as a regulated investment company and to distribute substantially all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to federal taxation. Therefore, no federal income or excise tax provision is required. For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require the Fund to record a tax liability or would otherwise require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally, the last three tax year-ends 2014 – 2016, and the interim tax period since then).
3. Fees and Expenses
Investment Adviser
The Fund's investment adviser is Sound Shore Management, Inc. (the "Adviser"). Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, accrued daily and paid monthly at an annual rate of 0.75% of the Fund's average daily net assets. Pursuant to an expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to reimburse all of the ordinary expenses of the Institutional Class, excluding its advisory fees, interest, taxes, securities lending costs, brokerage commissions, acquired fund fees and expenses, extraordinary expenses and all litigation costs until at least May 1, 2018. This reimbursement is shown on the Statement of Operations as a reduction of expenses.
Other Services
Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") provides certain administration and portfolio accounting services to the Fund. MUFG Union Bank, N.A. ("Union Bank") serves as custodian to the Fund.
Atlantic Shareholder Services, LLC provides transfer agency services to the Fund.
The Fund also has agreements with various financial intermediaries and "mutual fund supermarkets" under which customers of these intermediaries may purchase and hold Fund shares. These intermediaries effectively provide subtransfer agent services that the Fund's transfer agent would have otherwise had to provide. In recognition of this, the transfer agent, the Fund and the Fund's Adviser have entered into an agreement whereby the transfer agent agrees to pay financial intermediaries a portion of the amount denoted on the Statement of Operations as "Transfer agent fees and expenses — Investor Class Shares" that it receives from the Fund for its services as transfer agent for the Investor Class and the Adviser agrees to pay the excess, if any,

SOUND SHORE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2017

charged by a financial intermediary for that class.
Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Atlantic, Union Bank, or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services.
Pursuant to a Compliance Services Agreement with the Fund, Foreside Fund Officer Services, LLC ("FFOS"), an affiliate of the Distributor, provides a Chief Compliance Officer and Anti-Money Laundering Officer to the Fund as well as some additional compliance support functions. Under a Treasurer Services Agreement with the Fund, Foreside Management Services, LLC ("FMS"), an affiliate of the Distributor, provides a Treasurer to the Fund. Neither the Distributor, FFOS, FMS, nor their employees that serve as officers of the Fund, have any role in determining the investment policies of or securities to be purchased or sold by the Fund.
The Fund pays each director who is not an "interested person" of the Fund, as defined in Section 2(a)(19) of the Act ("Independent Director"), quarterly fees of $2,500, plus $10,000 per quarterly in-person meeting, $4,000 per quarterly meeting attended telephonically, and $2,000 per special meeting attended in person or telephonically. In addition, the Chairman of the Audit Committee receives a quarterly fee of $1,250.
Certain Officers and Directors of the Fund are officers, directors, or employees of the aforementioned companies.
4. Purchases and Sales of Securities
The cost of securities purchased and proceeds from sales of securities (excluding short-term investments and in kind transactions) for the year ending December 31, 2017 aggregated $865,984,714 and $957,918,961, respectively.
5. Federal Income Tax
Cost for federal income tax purposes is $1,608,955,408 and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$555,833,325
Gross Unrealized Depreciation	(27,619,520)
Net Unrealized Appreciation	$528,213,805

Distributions during the fiscal years ended December 31, 2017 and December 31, 2016 were characterized for tax purposes as follows:
	2017	2016
Ordinary Income	$23,079,072	$25,713,146
Long-Term Capital Gains	208,494,206	108,011,451
Total Taxable Distributions	$231,573,278	$133,724,597

SOUND SHORE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2017

Components of capital on a federal income tax basis at December 31, 2017, were as follows:
Par Value + Paid-in Capital	$1,602,852,617
Undistributed Ordinary Income	152,555
Net Unrealized Appreciation	528,213,805
Net Assets	$2,131,218,977

On the Statement of Assets and Liabilities, primarily as a result of permanent book to tax differences arising from the reclassification of the Fund's distributions, the following amounts have been reclassified for the year ended December 31, 2017:
Undistributed Net Investment Income	$(4)
Accumulated Net Realized Gain on Investments	4

At December 31, 2017, the Fund, for federal income tax purposes, had no capital loss carryforwards.
6. Capital Stock
Transactions in capital stock for the years ended December 31, 2017 and December 31, 2016, were as follows:
	For the Year Ended December 31, 2017
	Investor Class		Institutional Class
	Shares	Amount	Shares	Amount
Sale of shares	3,304,068	$156,826,544	6,331,314	$304,347,221
Reinvestment of dividends	3,107,756	142,937,146	1,670,081	77,072,000
Redemption of shares	(9,802,101)	(465,132,977)	(2,664,780)	(128,175,604)
Net increase (decrease) from capital transactions	(3,390,277)	$(165,369,287)	5,336,615	$253,243,617

	For the Year Ended December 31, 2016
	Investor Class		Institutional Class
	Shares	Amount	Shares	Amount
Sale of shares	2,665,096	$114,450,648	1,665,376	$70,805,820
Reinvestment of dividends	2,185,980	96,530,536	746,335	33,032,057
Redemption of shares	(7,115,805)	(302,254,674)	(2,018,703)	(86,522,987)
Net increase (decrease) from capital transactions	(2,264,729)	$(91,273,490)	393,008	$17,314,890

7. Risks
As of December 31, 2017, the Fund invested a significant portion of its assets in securities in the Financials and Information Technology sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

SOUND SHORE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Concluded)
DECEMBER 31, 2017

8. Subsequent Events
Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the report was issued.

SOUND SHORE FUND, INC.
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.

For the Year Ended December 31,
2017	2016	2015	2014	2013
Investor Class Shares
Net Asset Value, Beginning of Year	$44.17	$41.30	$48.79	$49.05	$34.91
Investment Operations
Net investment income (a)	0.51	0.45	0.39	0.98	0.32
Net realized and unrealized
gain (loss) on investments	6.63	5.57	(2.75)	4.83	14.14
Total from Investment Operations	7.14	6.02	(2.36)	5.81	14.46
Distributions from
Net investment income	(0.52)	(0.46)	(0.39)	(0.98)	(0.32)
Return of capital	—	—	—	(0.03)	—
Net realized gains	(4.90)	(2.69)	(4.74)	(5.06)	—
Total Distributions	(5.42)	(3.15)	(5.13)	(6.07)	(0.32)
Net Asset Value, End of Year	$45.89	$44.17	$41.30	$48.79	$49.05
Total Return	16.22%	14.63%	(5.02)%	11.76%	41.53%
Ratios/Supplemental Data
Net Assets at End of Year (in thousands)	$1,365,922	$1,464,566	$1,462,946	$1,786,366	$2,066,584
Ratios to Average Net Assets:
Expenses	0.90%	0.91%	0.93%	0.92%	0.93%
Net Investment Income	1.06%	1.05%	0.80%	1.92	%(b)	0.77%
Portfolio Turnover Rate (c)	44%	46%	39	%(d)	47%	44%

(a)	Calculated based on average shares outstanding during each year.
(b)
Net investment income for the period includes/reflects the divestiture by Vodafone (one of the Fund's portfolio holdings) of its 45% stake in Verizon Wireless in a transaction that included the payment of an extraordinary dividend of cash and shares of Verizon to Vodafone shareholders. Absent this distribution, the ratio of net investment income to average net assets would have been 0.53% for the period.

(c)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(d)	Amount excludes redemption in-kind of $30,223,998.

SOUND SHORE FUND, INC.
FINANCIAL HIGHLIGHTS (Concluded)

These financial highlights reflect selected data for a share outstanding throughout each period.

For the Year Ended December 31,	December 9, 2013 (a) through December 31,
2017	2016	2015	2014	2013
Institutional Class Shares
Net Asset Value, Beginning of Period	$44.29	$41.38	$48.87	$49.06	$47.78
Investment Operations
Net investment income (b)	0.60	0.52	0.48	0.67	0.01
Net realized and unrealized
gain (loss) on investments	6.64	5.58	(2.75)	5.23	1.42
Total from Investment Operations	7.24	6.10	(2.27)	5.90	1.43
Distributions from
Net investment income	(0.57)	(0.50)	(0.48)	(1.00)	(0.15)
Return of capital	—	—	—	(0.03)	—
Net realized gains	(4.90)	(2.69)	(4.74)	(5.06)	—
Total Distributions	(5.47)	(3.19)	(5.22)	(6.09)	(0.15)
Net Asset Value, End of Period	$46.06	$44.29	$41.38	$48.87	$49.06
Total Return	16.40%	14.80%	(4.84)%	11.94%	3.00	%(c)
Ratios/Supplemental Data
Net Assets at End of Period (in thousands)	$765,297	$499,591	$450,442	$551,261	$77,427
Ratios to Average Net Assets:
Expenses (gross)(d)	0.81%	0.82%	0.83%	0.83%	0.87	%(e)
Expenses (net)	0.75%	0.75%	0.75%	0.75%	0.75	%(e)
Net Investment Income	1.25%	1.21%	0.98%	1.29	%(f)	0.45	%(e)
Portfolio Turnover Rate (g)	44%	46%	39	%(h)	47%	44	%(c)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Not annualized.
(d)	Reflects the expense ratio excluding any waivers and/or reimbursements.
(e)	Annualized.
(f)
Net investment income for the period includes/reflects the divestiture by Vodafone (one of the Fund's portfolio holdings) of its 45% stake in Verizon Wireless in a transaction that included the payment of an extraordinary dividend of cash and shares of Verizon to Vodafone shareholders. Absent this distribution, the ratio of net investment income to average net assets would have been 0.72% for the period.

(g)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(h)	Amount excludes redemption in-kind of $30,223,998.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and the Shareholders of Sound Shore Fund, Inc.

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Sound Shore Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended, and the related notes and schedules (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended and the changes in its net assets and its financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The financial highlights for each of the years in the three-year period ended December 31, 2015 were audited by other auditors whose report, dated February 29, 2016, expressed an unqualified opinion on such financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Fund's management.  Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement.  We believe that our audits provide a reasonable basis for our opinion.
BBD, LLP

We have served as the auditor of the Sound Shore Fund, Inc. since 2016.
Philadelphia, Pennsylvania
February 23, 2018

SOUND SHORE FUND, INC.
ADDITIONAL INFORMATION
DECEMBER 31, 2017 (Unaudited)

Shareholder Expense Example
As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The following example is based on $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 through December 31, 2017.
Actual Expenses - The Actual Return lines of the table below provide information about actual account values and actual expenses for each share class. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual Return line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes - The Hypothetical Return lines of the table below provide information about hypothetical account values and hypothetical expenses based on each class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the Hypothetical Return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period*
Investor Class Actual Return	$1,000.00	$1,073.87	$4.70
Investor Class Hypothetical Return	$1,000.00	$1,020.67	$4.58
Institutional Class Actual Return	$1,000.00	$1,074.63	$3.92
Institutional Class Hypothetical Return	$1,000.00	$1,021.42	$3.82

*
Expenses are equal to the Investor Class' and Institutional Class' annualized expense ratios of 0.90% and 0.75% respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent one-half year period.

SOUND SHORE FUND, INC.
ADDITIONAL INFORMATION (Continued)
DECEMBER 31, 2017 (Unaudited)

Federal Tax Status of Dividends Declared during the Fiscal Year (Unaudited)

Income Dividends - For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund paid income dividends of $23,079,072 for the tax year ended December 31, 2017, of which $0 were short-term capital gain dividends. The Fund designated 100% of its income dividend distributed as qualifying for the corporate dividends-received deductions (DRD) and 100% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Fund also designates 0% of its income dividends as qualified interest income (QII) and 0% as qualified short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD).
Capital Gain and other distributions - The Fund paid long-term capital gain dividends of $208,494,206.
Proxy Voting Information
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800) 551-1980 or by visiting the Fund's website at http://www.soundshorefund.com. This information is also available on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov under the name of the Sound Shore Fund.
The Fund's proxy voting record for the most recent 12-month period ended June 30 is available, without charge and upon request, by calling (800) 551-1980 or by visiting the Fund's website at http://www.soundshorefund.com. This information is available on the SEC's website at http://www.sec.gov under the name of the Sound Shore Fund.
Availability of Quarterly Portfolio Schedule
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This information is available on the SEC's website at http://www.sec.gov under the name of the Sound Shore Fund. It may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SOUND SHORE FUND, INC.
ADDITIONAL INFORMATION (Continued)
DECEMBER 31, 2017 (Unaudited)

Directors and Officers of the Fund

The following is relevant information regarding Directors and Officers of the Fund:

Name, Address and Birth Date	Position(s) With the Fund	Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Director
Independent Directors
Harry W. Clark c/o Sound Shore Fund, Inc. Three Canal Plaza, Suite 600 Portland, ME 04101 Birth Date: March 1949	Director; Audit Committee (member); Nominating Committee (member); Valuation Committee (member)	January 2006 to present
Managing Partner, Stanwich Group LLC (public policy consulting firm) since January 2001; Senior Counselor, Brunswick Group LLC (international financial communications consulting firm) since January 2005; Senior Director, Albright Stonebridge Group (international political risk consultancy) since May 2012.
Director, U.S. Chamber of Commerce Foundation since 2005.

H. Williamson Ghriskey, Jr. c/o Sound Shore Fund, Inc. Three Canal Plaza, Suite 600 Portland, ME 04101 Birth Date: May 1944	Director; Audit Committee (member); Nominating Committee (member); Valuation Committee (member)	January 2006 to present	Senior Managing Director/Portfolio Management, First Republic Investment Management (investment counseling firm) since September 1978.	Past President of Investment Advisor Association 1990-1992.

David Blair Kelso c/o Sound Shore Fund, Inc. Three Canal Plaza, Suite 600 Portland, ME 04101 Birth Date: September 1952	Lead Independent Director; Audit Committee (Chair); Nominating Committee (Chair); Valuation Committee (member); Audit Committee Financial Expert	January 2006 to present
Managing Partner, Kelso Advisory Services (consulting firm), since October 2003; Trustee Emeritus, Connecticut College, since October 2007; Trustee, Darden School of Business Administration, University of Virginia, since October 2015; Director, Round Hill Development Corp. (resort development firm), since 2006; Director, Aspen Holdings, Inc. (insurance firm), (2005 – April 2011); Executive Vice President, Strategy & Finance, Aetna, Inc. (insurance firm); Chairman Aetna Life Insurance Company, (September 2001 – September 2003); Chief Financial Officer, Executive Vice President, and Managing Director, Chubb, Inc. (insurance firm), August 1996 – August 2001.
Director, EXL Service Holdings, Inc. (since July 2006); Director, Assurant, Inc. (March 2007 - February 2015).

(1)Terms of Service is until his/her successor is elected or qualified or until his/her earlier resignation or removal.

SOUND SHORE FUND, INC.
ADDITIONAL INFORMATION (Concluded)
DECEMBER 31, 2017 (Unaudited)

Name, Address and Birth Date	Position(s) With the Fund	Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Director
Interested Directors(2)
Harry Burn, III, M.B.A. 8 Sound Shore Drive Greenwich, Connecticut 06830 Birth Date: January 1944	Chairman and Director; Valuation Committee (member)	April 1985 to present (Chariman September 1992 to present)	Co-Chairman and Director, Sound Shore Management, Inc., since 1978; Chartered Financial Analyst.

T. Gibbs, Kane, Jr. 8 Sound Shore Drive Greenwich, Connecticut 06830 Birth Date: May 1947	President and Director; Valuation Committee (member)	April 1985 to present	Co-Chairman and Director, Sound Shore Management, Inc., since 1977; Chartered Financial Analyst.
Officers
Lowell E. Haims 8 Sound Shore Drive Greenwich, Connecticut 06830 Birth Date: May 1967	Secretary; Valuation Committee (Chair)	October 2010 to present	Chief Administrative Officer, Sound Shore Management, Inc., since October 2005; Chief Compliance Officer, Sound Shore Management Inc., since June 2007; Chartered Financial Analyst.

Charles S. Todd Three Canal Plaza, Suite 100 Portland, ME 04101 Birth Date: September 1971	Treasurer	June 2009 to present	Foreside, Business Head Fund Officer & Compliance Services, since 2015; Foreside Management Services, LLC, Business Head, Treasurer Services (2012 – 2015); Director, (2008 – 2012).

Julie L. Walsh 10 High Street, Suite 302 Boston, Massachusetts 02110 Birth Date: October 1970	Chief Compliance Officer	May 2011 to present
Managing Director, Foreside Fund Officer Services, LLC (f/k/a Foreside Compliance Services, LLC) (May 2010 to present); Compliance Marketing Consultant, Grantham, Mayo, Van Otterloo & Co. LLC (May 2008 – May 2010); Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (April 1995 – May 2008)

(1)Terms of Service is until his/her successor is elected or qualified or until his/her earlier resignation or removal.
(2)Harry Burn, III and T. Gibbs Kane, Jr. are "interested persons" of the Fund as defined in Section 2(a)(19) of the 1940 Act by virtue of their position as shareholders, senior officers, and Directors of the Adviser. Each is a portfolio manager of the Fund.

Investment Adviser
Sound Shore Management, Inc.
Greenwich, Conneticut

Administrator
Atlantic Fund Administration, LLC
Portland, Maine

Distributor
Foreside Fund Services, LLC
Portland, Maine
www.foreside.com

Transfer and Distribution Paying Agent
Atlantic Shareholder Services, LLC
Portland, Maine

Custodian
MUFG Union Bank, N.A.
San Francisco, California

Fund Counsel
Schiff Hardin LLP
New York, New York

Independent Registered
Public Accounting Firm
BBD, LLP
Philadelphia, Pennsylvania

207-ANR-1217

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, and other information.

SOUND SHORE FUND, INC.

Three Canal Plaza
Portland, ME 04101
http://www.soundshorefund.com
(800) 551-1980

Annual Report

DECEMBER 31, 2017

SOUND SHORE FUND

Item 2. Code of Ethics.
Sound Shore Fund, Inc. maintains a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by the Report, there were no amendments to the Code of Ethics as filed nor were there any waivers from its provisions granted.

Item 3. Audit Committee Financial Expert.
The Board of Directors has determined that David Blair Kelso, who meets the definition of an independent director as specified by Item 3, is an "audit committee financial expert" as that term is defined by applicable regulator guideline.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees – The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $20,000  in 2017 and $20,000 in 2016.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this item 4 were $0 in 2017 and $0 in 2016.

(c) Tax Fees – The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning ("Tax Fees") were $2,000 in 2017 and $2,000 in 2016. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees – There were no other fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1) Pre-Approval Requirements for Audit and Non-Audit Services. The Audit Committee reviews and approves in advance all audit and "permissible non-audit services" to be provided to Sound Shore Management, Inc. ("Sound Shore Management"), the Fund's investment adviser, by the Fund's independent auditor if the engagement relates to the operations and financial reporting of the Fund. The Audit Committee considers whether fees paid by Sound Shore Management for audit and permissible non-audit services are consistent with the independent auditor's independence. Pre-approval of any permissible non-audit services provided to the Fund is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund constitutes not more than 5% of the total amount of revenues paid by the Fund to its auditor during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or its authorized delegate(s). Pre-approval of permissible non-audit services rendered to Sound Shore Management is not required if provided. The Audit Committee may delegate to one or more of its members authority to pre-approve permissible non-audit services to be provided to the Fund. Any pre-approval determination of a delegate will be presented to the full Audit Committee at its next meeting.

(e)(2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2- 01 of Regulation S-X.

(f) Not applicable as less than 50%.

(g) The aggregate fees billed in the Reporting Periods for Non-Audit Services by the principal accountant to the Registrant and Sound Shore Management were $2,000 in 2017 and $2,000 in 2016.

(h) The Registrant's Audit Committee considers the provision of any non-audit services rendered to the investment adviser, to the extent applicable, in evaluating the independence of the Registrant's principal accountant. Any services provided by the principal accountant to the Registrant or to Sound Shore Management requiring pre-approval were pre-approved.

Item 5. Audit Committee of Listed Registrants.
Not applicable.

Item 6. Schedule of Investments.
(a)	Included as part of the report to stockholders under Item 1.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) were effective as of a date within 90 days of the filing date of this report (the "Evaluation Date") based on their evaluation of the registrant's disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.
(a)(1) A copy of the Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Investment Company Act of 1940 as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOUND SHORE FUND, INC.

By	/s/ T. Gibbs Kane, Jr.
T. Gibbs Kane, Jr., President

Date	2/27/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ T. Gibbs Kane, Jr.
T. Gibbs Kane, Jr., President

Date	2/27/18

By	/s/ Charles S. Todd
Charles S. Todd, Treasurer

Date	2/27/18